UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2015

Commission File Number:	Commission File Number:	Commission File Number:	Commission File Number:
333-141703-02; 333-167413; 333-191359; 333-205455-01	333-141703; 333-167413-02; 333-191359-02; 333-205455-02; 000-23108	333-205455	333-141703-01; 333-167413-01; 333-191359-01; 033-54804

DISCOVER CARD EXECUTION NOTE TRUST	DISCOVER CARD MASTER TRUST I	DISCOVER FUNDING LLC	DISCOVER BANK
(Exact name of issuing entity in respect of the notes as specified in charter)	(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate)	(Exact name of depositor as specified in charter)	(Exact name of sponsor as specified in charter)

Delaware	Delaware	Delaware	Delaware
(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the issuing entity)

c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001	c/o Discover Bank 12 Read’s Way New Castle, Delaware 19720	Discover Funding LLC 12 Read’s Way New Castle, Delaware 19720	Discover Bank 12 Read’s Way New Castle, Delaware 19720
(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the depositor)	(Address of principal executive offices of the sponsor)

51-0020270

(IRS Employer Identification No. of the sponsor)

47-4047337

(IRS Employer Identification No. of the depositor)

(302) 323-7315

(Telephone, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On December 22, 2015, Discover Bank and Discover Funding LLC entered into the Receivables Sale and Contribution Agreement. A copy of the Receivables Sale and Contribution Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Receivables Sale and Contribution Agreement will become effective upon satisfaction of the conditions set forth therein.

On December 22, 2015, U.S. Bank National Association, as trustee (the “Master Trust Trustee”), Discover Funding LLC and Discover Bank entered into the Third Amended and Restated Pooling and Servicing Agreement. A copy of the Third Amended and Restated Pooling and Servicing Agreement is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference. The Third Amended and Restated Pooling and Servicing Agreement will become effective upon satisfaction of the conditions set forth therein.

On December 22, 2015, the Master Trust Trustee, Discover Funding LLC and Discover Bank entered into the Amended and Restated Series Supplement. A copy of the Amended and Restated Series Supplement is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference. The Amended and Restated Series Supplement will become effective upon satisfaction of the conditions set forth therein.

On December 22, 2015, Discover Card Execution Note Trust (the “Note Issuance Trust”), as Issuer, and U.S. Bank National Association, as Indenture Trustee (the “Indenture Trustee”), entered into the Amended and Restated Indenture. A copy of the Amended and Restated Indenture is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated herein by reference. The Amended and Restated Indenture will become effective upon satisfaction of the conditions set forth therein.

On December 22, 2015, the Note Issuance Trust, as Issuer, and the Indenture Trustee entered into the Second Amended and Restated Indenture Supplement. A copy of the Second Amended and Restated Indenture Supplement is filed as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated herein by reference. The Second Amended and Restated Indenture Supplement will become effective upon satisfaction of the conditions set forth therein.

On December 22, 2015, Wilmington Trust Company, as owner trustee, and Discover Funding LLC, as beneficiary, entered into the Amended and Restated Trust Agreement. A copy of the Amended and Restated Trust Agreement is filed as Exhibit 4.6 to this Current Report on Form 8-K and is incorporated herein by reference. The Amended and Restated Trust Agreement will become effective upon satisfaction of the conditions set forth therein.

The Receivables Sale and Contribution Agreement, the Third Amended and Restated Pooling and Servicing Agreement, the Amended and Restated Indenture, the Second Amended and Restated Indenture Supplement and the Amended and Restated Trust Agreement (collectively, the “Transaction Documents”) have the effect of consolidating certain previous amendments, correcting or clarifying inconsistencies or errors and providing for the substitution of Discover Bank with Discover Funding LLC as depositor and beneficiary of the Note Issuance Trust (the “Assignment”). The Transactions Documents will be effective as of January 1, 2016 or an earlier date to be specified by Discover Bank. To reflect the Assignment, on December 22, 2015, Discover Bank, Discover Funding LLC and the Note Issuance Trust also entered into amendments and restatements of note purchase agreements with respect to the privately issued DiscoverSeries Notes.

Item 9.01	Exhibits

Exhibit 4.1	Receivables Sale and Contribution Agreement between Discover Bank and Discover Funding LLC.

Exhibit 4.2	Third Amended and Restated Pooling and Servicing Agreement among U.S. Bank National Association, Discover Funding LLC and Discover Bank.

Exhibit 4.3	Amended and Restated Series Supplement among U.S. Bank National Association, Discover Funding LLC and Discover Bank.

Exhibit 4.4	Amended and Restated Indenture between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

Exhibit 4.5	Second Amended and Restated Indenture Supplement between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

Exhibit 4.6	Amended and Restated Trust Agreement between Wilmington Trust Company, as Trustee and Discover Funding LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 23, 2015	Discover Funding LLC (as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust and as registrant under Commission File Number 333-205455)

	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

Discover Bank (as registrant under Commission File Numbers 333-141703-01, 333-167413-01 and 333-191359-01)

	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Assistant Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 4.1.	Receivables Sale and Contribution Agreement between Discover Bank and Discover Funding LLC.

Exhibit 4.2.	Third Amended and Restated Pooling and Servicing Agreement among U.S. Bank National Association, Discover Funding LLC and Discover Bank.

Exhibit 4.3.	Amended and Restated Series Supplement among U.S. Bank National Association, Discover Funding LLC and Discover Bank.

Exhibit 4.4.	Amended and Restated Indenture between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

Exhibit 4.5.	Second Amended and Restated Indenture Supplement between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

Exhibit 4.6.	Amended and Restated Trust Agreement between Wilmington Trust Company, as Trustee and Discover Funding LLC.